UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 6, 2025
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, N.W.,			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The annual meeting of shareholders of Danaher Corporation (the “Company”) was held on May 6, 2025. At the annual meeting, the Company’s shareholders voted on the following proposals:
1.    To elect the thirteen directors named in the Company’s proxy statement to terms expiring in 2026. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Rainer M. Blair	587,708,832	8,022,344	752,614	34,398,729
Feroz Dewan	573,310,308	22,006,783	1,166,699	34,398,729
Linda Filler	521,091,800	72,692,479	2,699,511	34,398,729
Charles W. Lamanna	592,942,051	2,783,910	757,829	34,398,729
Teri List	462,328,466	133,272,899	882,425	34,398,729
Jessica L. Mega, MD, MPH	586,943,763	8,795,319	744,708	34,398,729
Mitchell P. Rales	583,721,901	11,849,664	912,225	34,398,729
Steven M. Rales	570,976,784	24,753,826	753,180	34,398,729
A. Shane Sanders	446,667,687	148,778,691	1,037,412	34,398,729
John T. Schwieters	419,939,600	175,342,479	1,201,711	34,398,729
Alan G. Spoon	548,616,426	47,105,789	761,575	34,398,729
Raymond C. Stevens, PhD	470,315,717	125,252,620	915,453	34,398,729
Elias A. Zerhouni, MD	562,772,475	32,537,885	1,173,430	34,398,729
2.    To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proposal was approved by a vote of shareholders as follows:

For	599,098,858
Against	30,778,244
Abstain	1,005,417
3.    To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	562,800,461
Against	30,795,342
Abstain	2,887,987
Broker Non-Votes	34,398,729

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	May 8, 2025	By:	/s/ James F. O'Reilly
James F. O'Reilly
Senior Vice President, Deputy General Counsel and Secretary; Chief Sustainability Officer